Commitments and Contingencies	6 Months Ended
Jun. 30, 2026
Commitments and Contingencies [Abstract]
Commitments and contingencies

20. Commitments and contingencies

Operating lease commitments

The information of lease commitments is provided in Note 11.

Contingencies

The Company is subject to litigation matters from time to time in the normal course of business. The Company’s legal counsel and the management routinely assess the likelihood of adverse judgments and outcomes to these matters, as well as ranges of probable losses. Accruals are recorded for these matters to the extent that management concludes a loss is probable and the financial impact, should an adverse outcome occur, is reasonably estimable. The Company has not recorded any material liabilities in this regard as of December 31, 2025 and June 30, 2026.

In June 2026, a customer filed for arbitration against one of the Company’s subsidiaries at Hangzhou Arbitration Commission (“the Commission”), for a sales contract dispute, claiming the Company breached the contract and demanding a return of payment of RMB1,600,000 with related interests. Given the nature of the case, as of this filing date, the probability of a loss as well as the amount liable by the Company in the event of an unfavorable outcome cannot be reasonably estimated.

In June 2026, a vendor filed for arbitration against one of the Company’s subsidiaries at Hangzhou Arbitration Commission (“the Commission”), for a processing and manufacturing service contract dispute, demanding that the Company bear liability for pre-contractual negligence and demanding a compensation for losses of RMB5,608,284 with related funds occupation fees. Given the nature of the case, as of this filing date, the probability of a loss as well as the amount liable by the Company in the event of an unfavorable outcome cannot be reasonably estimated.

The Company believes they have strong arguments against these claims and will defend vigorously.